UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2018

IIOT-OXYS, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50773	56-2415252
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

705 Cambridge Street Cambridge, MA 02141
(Address of principal executive offices, including zip code)

(617) 500-5101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Consulting Agreement with COO

On October 5, 2018, IIOT-OXYS, Inc., a Nevada corporation (the “Company”), entered into Amendment No. 1 to the Consulting Agreement (the “COO Amendment”) with Karen McNemar, the Chief Operating Officer of the Company. The COO Amendment is filed as Exhibit 99.1 hereto.

The COO Amendment eliminated the obligation of the Company to provide to Ms. McNemar equity compensation under her original Consulting Agreement dated July 1, 2018.

Amendment to Consulting Agreement with CTO

On October 9, 2018, the Company entered into Amendment No. 1 to the Consulting Agreement (the “CTO Amendment”) with Antony Coufal, the Chief Technical Officer of the Company and President of HereLab, Inc., a wholly-owned subsidiary of the Company. The Amendment is filed as Exhibit 99.2 hereto.

The CTO Amendment clarified the vesting schedule of equity compensation awarded to Mr. Coufal under his original Consulting Agreement dated April 23, 2018 and also provided for acceleration of vesting upon the occurrence of a “Change of Control,” as defined in the CTO Amendment and an uplisting to a senior exchange.

Item 7.01	Regulation FD Disclosure.

On October 11, 2018, the Company issued a shareholder letter which provides updates to shareholders on operations for the prior six months and future operations. A copy of the shareholder letter is attached hereto as Exhibit 99.3, and is incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information in this Item 7.01 disclosure, including Exhibit 99.3, and the information set forth therein, is deemed to have been furnished to, and shall not be deemed to be “filed” with, the SEC.

The shareholder letter may contain forward-looking statements. Such forward-looking statements are based on information presently available to the Company’s management and are current only as of the date made. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and subsequent reports filed by the Company with the Securities and Exchange Commission (the “Commission”). For those reasons, undue reliance should not be placed on any forward-looking statement. The Company assumes no duty or obligation to update or revise any forward-looking statement, although it may do so from time to time as management believes is warranted or as may be required by applicable securities law. Any such updates or revisions may be made by the registrant by filing reports with the Commission, through the issuance of press releases or by other methods of public disclosure.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Amendment No. 1 to the Consulting Agreement with Karen McNemar dated October 5, 2018
99.2	Amendment No. 1 to the Consulting Agreement with Antony Coufal dated October 9, 2018
99.3	Shareholder Letter dated October 11, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IIOT-OXYS, Inc.

Date: October 11, 2018	By:	/s/ Cliff L. Emmons
Cliff L. Emmons, Chief Executive Officer

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